Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases

NOTE N — Leases

CTS incurred rent expense of approximately $6.7 in 2012, $7.0 million in 2011, and $6.9 million in 2010. The future minimum lease payments under the Company’s lease agreements are $6.2 million in 2013, $5.0 million in 2014, $4.3 million in 2015, $2.3 million in 2016, $1.6 million in 2017, and $5.2 million thereafter. Future sub-lease income is $0.1 million in 2013 and 2014. Some of CTS’ operating leases include renewal options and escalation clauses.

In the fourth quarter of 2012, one of CTS’ foreign locations entered into a sale-leaseback transaction. Accordingly, CTS recorded a gain of approximately $10.3 million and deferred approximately $4.5 million of gain that will be amortized over the next six years.